UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 4, 2019
Date of Report (Date of earliest event reported)

DESTINY MEDIA TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-28259	84-1516745
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1110 – 885 West Georgia
Vancouver, British Columbia, Canada	V6C 3E8
(Address of principal executive offices)	(Zip Code)

(604) 609-7736
Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b -2).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 4.01        Change in Registrant’s Certifying Accountant.

     (a) Dismissal of Independent Registered Public Accounting Firm

            On March 4, 2019, the Audit Committee (the “Audit Committee”) of the Board of Directors of Destiny Media Technologies Inc. (the “Company”) dismissed BDO Canada LLP (“BDO”) as the Company’s independent registered public accounting firm. The dismissal of BDO is a result of a competitive proposal process performed by the Audit Committee, and is effective immediately.

            BDO’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended August 31, 2018 and 2017 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

            During the fiscal years ended August 31, 2018 and 2017, and during the subsequent interim period from September 1, 2018 through March 4, 2019, there were (i) no disagreements between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to BDO’s satisfaction, would have caused BDO to make reference thereto in its reports, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

            The Company has provided BDO with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and has requested that BDO furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of such letter will be filed as Exhibit 16.1 to an amendment to this Form 8-K upon receipt.

     (b) Engagement of New Independent Registered Public Accounting Firm

            On March 4, 2019, the Audit Committee approved the selection of Davidson & Company LLP (“Davidson”) as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2019.

            During the two most recent fiscal years ended August 31, 2018 and 2017, and during the subsequent interim period from September 1, 2018 through March 4, 2019, neither the Company nor anyone on its behalf consulted Davidson regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or any matter that was either the subject of a “disagreement” (within the meaning of Item 304(a) of Regulation S-K) or a “reportable event” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.        Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits.

EXHIBIT NO.	DESCRIPTION

Exhibit 16.1	Letter from BDO Canada LLP to the SEC (to be Filed by Amendment)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DESTINY MEDIA TECHNOLOGIES INC.

Date: March 8, 2019

By:	/s/ FRED VANDENBERG
FRED VANDENBERG
Chief Executive Officer, President and Secretary